                                                                   Exhibit 10.17

             AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     THIS AMENDMENT, dated as of June 6, 2007 (this "Amendment") is made by
Shintu, Inc., a Delaware corporation (the "Company") and Boaz Leshem (the
"Employee").

     WHEREAS, the Company and the Employee desire to amend the Amended and
Restated Employment Agreement by and between the Company and the Employee effective as of September 1, 2004 (the "Original Employment Agreement") to
clarify the duties of the Employee; and

     WHEREAS, such amendment is permitted under the Original Employment
Agreement.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Employee hereby agree as follows:

     1. Defined Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Original Employment Agreement.

     2. Amendment.

     (a) Section 2.2.1 is hereby deleted in its entirety and replaced with the following:

          "Title. Employee shall be employed as Chief Executive Officer of MTS.
     Employee shall devote his time principally to activities relating to such position, shall have such duties as are customary for such position and shall have such duties as may be assigned to him from time to time by the
     Chief Executive Officer ("CEO") and the Board of Directors of the Company.
     The Employee shall report to the CEO and the Board of Directors of the
     Company."

     3. Original Employment Agreement Ratified. Except as expressly amended hereby, the Original Employment Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

     4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company's successors and assigns, and upon the Employee, his heirs and representatives.

     5. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

     6. Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN
AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS
OF LAW THEREOF.

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     IN WITNESS WHEREOF, each of the signatories hereto has caused this
Amendment to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        SHINTU, INC., the Company

                                        By: /s/ Eyal Shavit
                                            ------------------------------------
                                            Name: Eyal Shavit
                                            Title: Director

                                        BOAZ LESHEM, the Employee

                                        /s/ Boaz Leshem
                                        ----------------------------------------

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